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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Foundation Health Systems, Inc. on Form S-8 of our report dated March 21, 1997, appearing in the Annual Report on Form 10-K of Foundation Health Systems, Inc. (formerly Health Systems International, Inc.) for the year ended December 31, 1996.



Deloitte & Touche L.L.P.

Los Angeles, California